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                                                                   EXHIBIT 10.34
                                                CONFIDENTIAL TREATMENT REQUESTED

                                                     ---------------------------
                                                     ### This portion has been
                                                     omitted and filed
                                                     separately pursuant to a
                                                     request of confidential
                                                     treatment
                                                     ---------------------------




                               GEOWORKS - BROTHER

                             ADDENDUM NUMBER TWO TO

                          TECHNOLOGY LICENSE AGREEMENT



This Addendum Number Two is effective as of June 28, 1996 (the "Effective Date"), by and between GEOWORKS, a California corporation ("GEOWORKS"), and Brother International Corporation, a Delaware Corporation ("BROTHER").

                                    RECITALS

A. BROTHER is a developer, manufacturer, and distributor of computer and consumer electronics equipment.

B. GEOWORKS is a developer, manufacturer, distributor, and publisher of computer software technologies.

C. GEOWORKS and BROTHER have previously entered into a Technology License Agreement, effective as of September 30, 1994, pursuant to which GEOWORKS granted to BROTHER the right to embed certain GEOWORKS technologies in a consumer computing device ("the TLA").

D. GEOWORKS and BROTHER subsequently entered into Amendment Number One to the TLA, effective March 29, 1996, pursuant to which GEOWORKS granted to BROTHER the right to receive, study, use and modify the Source and Object Code to the Release ### Development Branch for Project ###, so that BROTHER could undertake independent development of certain consumer computing devices based upon said Release ### Development Branch software.

E. GEOWORKS now wishes to grant to BROTHER the right to receive, study, use and modify the Source Code to ### of the GEOWORKS GEOS(R) computer software, together with the Source Code to a ###, so that BROTHER can undertake independent development of certain consumer computing devices based upon such GEOS ### and ###.




                                    AGREEMENT



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1. INCORPORATION BY REFERENCE


For the convenience of the Parties, the terms and conditions of the TLA are incorporated herein by this reference. All terms and conditions of the TLA shall remain in full force and effect, except where expressly modified by this Addendum.

2. DEFINITIONS

     2.1 "Source Code" means the GEOWORKS computer code identified in Exhibit A, in human readable form.

     2.2 "Object Code" means the GEOWORKS computer code identified in Exhibit A, including code constituting BROTHER's Derivative Works, in a form which is appropriate for execution or interpretation by a computer, but that would not be convenient to human understanding of program logic.

     2.3 "Tools" means the GEOWORKS programming tools, internal programming documentation and know-how relating to the Source Code, including the tools identified in Exhibit A and such additional documentation and know-how as GEOWORKS may provide to BROTHER hereunder.

     2.4 "Authorized Personnel." Employees of BROTHER and Affiliates of BROTHER who are authorized by BROTHER to have access to the Source Code, as identified in Exhibit A

     2.5 "Designated Locations." The locations specified in Exhibit A of this Addendum Number One at which BROTHER will conduct its activities involving the licensed Source Code. Additional locations may, at GEOWORKS' discretion, be granted on prior written approval.

     2.6 "Derivative Work" means: (1) for material subject to copyright protection, any work which is based upon one or more pre-existing works of the Source Code, such as a revision, modification, translation, abridgment, condensation, expansion, collection, compilation or any other form in which such pre-existing works may be recast, transformed or adapted; (2) for patentable or patented materials, any adaptation, subset, addition, improvement or combination of the Source Code; and (3) for material subject to trade secret protection, any new material, information or data relating to and derived from the Source Code.

     2.7 ### shall not be limited to the scope of the definition in the TLA, but shall include any BROTHER application.

     2.8 "Product" means any BROTHER product that is based upon, embeds, incorporates or is distributed with the Source Code, Object Code or Derivative Works.



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3. GRANT OF LICENSES.

GEOWORKS hereby grants to BROTHER the following:

     3.1 Source Code Access: a non-exclusive, non-transferable license, for the term of the this Addendum, to receive, install on secure computer systems (as set forth below), and examine the Source Code.

     3.2 Source Code Modifications. a non-exclusive, non-transferable license, for the term of this Addendum, to modify the Source Code in order to create one or more Derivative Works.

     3.3 Object Code Distribution: a non-exclusive, non-transferable license, for the term of the TLA, to distribute Object Code embedded in BROTHER Products, in accordance with Sections 2.1, 2.2, 2.3 and 2.4 of the TLA. BROTHER shall have no right to distribute the Source Code, and no right to distribute any Derivative Works in Source Code form.

     3.4 Tools License: a non-exclusive, non-transferable license, for the term of the TLA, to use the Tools in order to exercise the Source Code Modification rights granted hereunder.

     3.5 No sublicense. BROTHER may not sublicense, assign, or otherwise transfer any of its Source Code rights in this Addendum Number Two.

4. ENSEMBLE DISTRIBUTION

Upon written request, GEOWORKS shall grant to BROTHER a non-exclusive, non-transferable license, for the term of the TLA, to distribute the Ensemble(R) Object Code, as identified in Exhibit A, on diskettes or other portable media, for use by End-Users in connection with a ###.

5. PROPRIETARY RIGHTS

     5.1 Except as the Parties may agree otherwise in writing, and except as set forth in Section 5.2 concerning patents, all title and all trade secrets, copyrights and trademarks to all modifications to the Source Code shall belong to GEOWORKS. To the extent that BROTHER might otherwise have any claim of ownership of such rights, BROTHER hereby assigns all such title and proprietary rights to GEOWORKS. All such modifications shall be licensed to BROTHER under the terms and conditions of this Agreement. BROTHER agrees that BROTHER will assist GEOWORKS, at GEOWORKS' expense, in every proper way with respect to GEOWORKS' proprietary rights in such modifications, in all countries, including without limitation: (i) the disclosure to GEOWORKS of all pertinent information and data with respect to modifications, (ii) the execution of all applications, specifications, oaths, assignments and all other instruments which GEOWORKS shall deem necessary and/or useful in order to apply for and obtain copyrights,



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          trademarks and other protection, and in order to assign and convey to
          GEOWORKS, its successors, assigns and nominees the sole and exclusive rights, title and interest in and to such modifications, and (iii) consultation, assistance and being available for testimony in any action or proceeding to enforce such rights. BROTHER further agrees that its obligations under this paragraph shall continue after the termination of this Agreement with respect to any and all modifications to be assigned to and/or owned by GEOWORKS under the provisions of this Agreement.

     5.2 BROTHER may apply for and hold in its name any patents (including industrial designs capable of protection by design registration or design patent) for any Derivative Work created by BROTHER during the term of this Agreement. GEOWORKS shall provide BROTHER with all signatures and documents reasonably necessary for filing patent applications and obtaining patents, provided that BROTHER shall file such applications at its own expense. GEOWORKS shall be granted a fully paid-up, royalty-free, non-exclusive license to all such patents.

     5.3 GEOWORKS may not license any modifications or Derivative Works created by BROTHER to any third party without BROTHER'S prior written approval.

6. SOURCE CODE RESTRICTIONS

     6.1 Brother acknowledges that Geoworks considers the Source Code to be Confidential Information and to contain proprietary and trade secret information of Geoworks. Brother agrees not to provide, disclose, reproduce in any form, or give access to such Source Code to any third party or employee other than the Authorized Personnel. BROTHER agrees that Authorized Personnel shall be informed of and abide by the terms and conditions of this Agreement. Upon BROTHER's prior written request and consultation with GEOWORKS, GEOWORKS may authorize BROTHER to provide controlled access to the Source Code to independent contractors, provided that such contractors agree in writing to abide by the terms and conditions of this Agreement and such additional restrictions as GEOWORKS may reasonably require for the protection of the Source Code.

     6.2 BROTHER shall hold the Source Code in strict confidence. BROTHER shall investigate all unauthorized attempts to gain access to the Source Code, and immediately notify GEOWORKS concerning any breach of Source Code confidentiality, whether or not such breach was inadvertent.

     6.3 The Source Code shall be placed on designated computer systems located at BROTHER's Designated Locations (the "Secure Rooms"). BROTHER shall implement sufficient security procedures to limit access to the Source Code to Authorized Personnel. Once loaded, the Source Code and any backup copy shall be placed in a secure vault. When those other than Authorized Personnel are in the Secure Room, the visible Source Code must be concealed. The Source Code in electronic form must not be moved from the Secure Room unless Geoworks consents in writing. All hard copy produced from the Source Code must be labeled



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          "GEOWORKS CONFIDENTIAL INFORMATION--UNAUTHORIZED USE IS STRICTLY
          PROHIBITED" and must be shredded after use or stored in the Secure Room. Similarly, any backup copy made of the Source Code must be labeled "GEOWORKS CONFIDENTIAL INFORMATION--UNAUTHORIZED USE IS STRICTLY PROHIBITED" and must be stored in a locked desk drawer, file cabinet or safe in the Secure Room. BROTHER shall maintain logs recording all access to the Source Code, including names of personnel using the Source Code and times of access. The Secure Room, the designated computer system and access logs shall be available for inspection by GEOWORKS.

     6.4 BROTHER agrees to take all reasonable precautions and to implement procedures to minimize the risk of theft or unauthorized copying of the Source Code, and to take appropriate action by instruction, agreement, or otherwise with the Authorized Personnel. Such measures may include, for example, the following: When loaded onto a disk, the Source Code will be loaded onto a file system with access provisions restricted to Authorized Personnel. Only Authorized Personnel may have root privilege and accounts on the designated computer system containing the Source Code. At the end of each day on which the Source Code is used, the disk containing the Source Code will be taken off line, and the designated computer system containing the Source Code will be disconnected from all networks. Network access to the machine containing the Source Code will be restricted to authorized personnel only. The authorized Personnel's user IDs and passwords to the system on which the Source Code resides must be different than those used on other systems of BROTHER. The passwords must be changed at least on each six month anniversary of the effective date of this Addendum Number One. Passwords must be randomly selected, non-obvious and non-trivial. Dial-up facilities must be protected by a secure call-back system or other secure method. Before any physical storage media containing the Source Code is released for reuse, it will be degaussed or completely overwritten. BROTHER's operating system audit for the designated computer system on which the source could resides must be turned on, and the audit log must be available for inspection by Geoworks.

     6.5 BROTHER agrees (1) to preserve the Source Code from any liens, encumbrances, and claims of any individual or entity; (2) not to use or permit the use of the Source Code in any manner likely to cause damage to any portion of them; (3) not to permit any part of the Source Code to be removed from the Designated Locations, without GEOWORKS' prior written consent; and (4) if Source Code is not already so marked by GEOWORKS, then to clearly mark them "GEOWORKS CONFIDENTIAL INFORMATION--UNAUTHORIZED USE IS STRICTLY PROHIBITED."

     6.6 BROTHER agrees to implement reasonable precautions and procedures to ensure that Authorized Personnel who have had access to the Source Code do not incorporate any portion of the Source Code, or any of the Confidential Information or trade secrets contained in the Source Code, in any other software developed by BROTHER unless such other software is a royalty-bearing Product, or is incorporated in a royalty-bearing Product.



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7. LICENSE FEE

BROTHER agrees to pay a ### Source Code Access Fee of ###. Said sum shall not constitute a royalty or an advance against royalties, or a credit against any future payment obligations, and shall be non-refundable.

The fee shall be payable as follows:

         ###

Said sum shall constitute consideration for the following:

     7.1 The Source Code and Tools licenses granted to BROTHER in Section 3 of this Agreement and all available documentation of functional specifications for all programs provided in Exhibit A;

     7.2 The right to receive any major upgrade, minor upgrade or Error correction to the Source Code or Tools released by GEOWORKS on or before ###; and

     7.3 Reasonable technical support and Source Code and Tools alteration engineering services in connection with the transfer of the Licensed Technology to BROTHER through ###.

8. MAJOR UPGRADE OPTION

If GEOWORKS releases a major Upgrade to the GEOS Licensed Source Code ### on or after ###, BROTHER shall be have the option to include such Upgrade within the scope of this Agreement. In that event, BROTHER shall pay to a GEOWORKS ### license fee of ###. Said sum shall not constitute a royalty or an advance against royalties, or a credit against any future payment obligations, and shall be non-refundable. Said sum shall constitute consideration for the right to include such Upgrade within the Source Code licenses granted to BROTHER in
Section 3 of this Agreement.

9. SUPPORT OPTION FEE

If, after ###, BROTHER desires technical support, Error correction and/or consultation in connection with its modification of the Source Code, then BROTHER may request to enter into an annual maintenance agreement with GEOWORKS. GEOWORKS shall accept BROTHER's request in good faith. The annual fee and other terms and conditions of such maintenance agreement will be determined in writing by mutual agreement of the parties.




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10. ROYALTIES

BROTHER agrees to pay to GEOWORKS a per-unit royalty for each Product Shipment of any Product which incorporates, is based upon or is distributed with the Source Code licensed hereunder and/or a Derivative Work, or any portion thereof. The royalty shall ### for the first ### cumulative units of all such Products, and ### for all Product units sold thereafter. The foregoing royalties shall include any royalties payable by GEOWORKS to third parties for technologies included within the Source Code.

11. MINIMUM VOLUME COMMITMENT

BROTHER will pay GEOWORKS a minimum ### in royalties over a period not to exceed the ### commencing upon the earlier of (i) the quarter in which the first royalty-bearing Product Shipment (as set forth in Section 10) occurs, or (ii) the quarter ending ###. On or before the last day of each such quarter, until the ### is paid in full, BROTHER shall pay GEOWORKS the actual royalties earned or the following minimum amounts, whichever is greater:

         ###

Such payments shall not constitute an advance against royalties or a credit against any future payment obligations, and shall be non-refundable.

12. DISCLAIMERS

     12.1 Any warranty against infringement, indemnity obligation or maintenance or support obligation given by GEOWORKS to BROTHER under the provisions of the TLA shall not apply to BROTHER's modifications or to Derivative Works, or to portions of the Source Code affected by BROTHER's modifications. All such warranties, indemnity obligations and maintenance and support obligations under the TLA, including technical support by GEOWORKS, shall remain in effect with respect to the unmodified Licensed Technology, unmodified Source Code and unmodified Object Code.

     12.2 The ### has not been fully tested and is licensed to BROTHER in 'AS IS' condition. GEOWORKS shall cooperate with BROTHER but shall not be responsible for further testing or removing Errors from the ###.

13. TERM OF AGREEMENT AND TERMINATION

     13.1 Term. The term of this Agreement shall begin on the Effective Date and shall continue for a period of four (4) years, unless terminated earlier in accordance with this Agreement. The Agreement may be renewed or extended by mutual Agreement, ### to BROTHER.




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     13.2 Term of TLA. The term of the TLA is hereby amended, and shall be equal to the Term of this Amendment.

     13.3 Return of Materials. Within thirty (30) days of such termination or expiration (or immediately upon termination in the case of a termination for breach by BROTHER), BROTHER shall return all copies of the Source Code, including without limitation master diskettes and tapes, user manuals, and Product Materials. BROTHER may retain only such copies of the Source Code as it may reasonably require for its internal use in providing continued First Level Customer Support to its end-user customers.

14. PUBLIC RELATIONS

Neither Party shall issue any press releases or otherwise disclose the terms of this Agreement without the prior written consent of the other Party, which shall not be unreasonably withheld, except as may be required by law. Without limiting the foregoing, BROTHER shall not announce or advertise that it is a licensee of GEOWORKS' source code.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

GEOWORKS                                    BROTHER


- ------------------------------------        ------------------------------------
Signature                                   Signature


- ------------------------------------        ------------------------------------
Print Name                                  Print Name


Title                                       Title
      ------------------------------              ------------------------------

June 28, 1996                               June 28, 1996





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                                    EXHIBIT A

IDENTIFICATION OF THE SOURCE AND OBJECT CODE

GEOS Operating System ###

###

          ###

Ensemble suite of applications:

          GeoPlanner
          GeoDraw
          GeoWrite
          GeoCalc
          GeoManager
          GeoFile
          GeoComm
          Preferences
          Book Reader
          Scrapbook
          Solitaire
          Uki

IDENTIFICATION OF THE TOOLS

1.       Bindery (Object code)

2.       Compilation, source control, debugging, and build tools

###

###

###

Other tools, if released by GEOWORKS during the term of this Agreement and requested by BROTHER

AUTHORIZED PERSONNEL / DESIGNATED LOCATIONS

Full-time, technical employees of BROTHER at the following locations:




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U.S. _____________________________________________




Japan ____________________________________________




Europe ___________________________________________




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